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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 April 22, 1998
                      -----------------------------------
                Date of Report (Date of earliest event reported)



                               ATMEL CORPORATION
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)





  California                        0-19032                77-0051991
--------------                  ---------------           ------------
(State or other                 (Commission File          (I.R.S. Employer
jurisdiction of                     Number)                Identification
incorporation)                                                 No.)


                              2325 Orchard Parkway
                           San Jose, California 95131
              ----------------------------------------------------
                    (Address of principal executive offices)



                                 (408) 441-0311
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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                               ATMEL CORPORATION
                    Information to be included in the Report




ITEM 5.  OTHER EVENTS

     The information which is set forth in the Registrant's Press Release dated April 16, 1998 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No.                    Description
-----------     -------------------------------------------
   99.1         Text of Press Release dated April 16, 1998.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATMEL CORPORATION



Date: April 22, 1998                   By: /s/ J. Michael Ross
                                           ----------------------------------
                                           J. Michael Ross
                                           Vice President and General Counsel
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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED APRIL 22, 1998


Exhibit No.                    Description
-----------     -------------------------------------------
   99.1         Text of Press Release dated April 16, 1998.